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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 29, 2001
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                            EAGLE FOOD CENTERS, INC.

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         Commission File Number 0-17871

              DELAWARE                                 36-3548019
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
           incorporation
          or organization)

   RT. 67 & KNOXVILLE RD., MILAN,                         61264
              ILLINOIS
  (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (309) 787-7700







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ITEM 5.  OTHER EVENTS.

      On June 27, 2001, the shareholders of Eagle Food Centers, Inc. approved an amendment to the Company's Certificate of Incorporation to accomplish a reverse stock split which resulted in each four outstanding shares of the Company's common stock being automatically reclassified and changed into one share of the Company's common stock (the "Reverse Split"). The amendment to the Certificate of Incorporation was filed with the Delaware Secretary of State and the Reverse Split was effective as of 12:01 a.m. on June 29, 2001.

      The Reverse Split is intended to enable the Company to meet the minimum bid price requirement in order to continue the listing of the Company's common stock on The Nasdaq Small Cap Market.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

          3(i)  Certificate of Incorporation, as amended.

         99.1   Eagle Food Centers, Inc. Press Release, dated June 27, 2001.